Chart Industries THIRD QUARTER 2021 EARNINGS CALL Exhibit 99.2

CHART
Cooler By Design.

Forward-Looking Statements

CERTAIN STATEMENTS MADE IN THIS PRESENTATION ARE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS INCLUDE STATEMENTS CONCERNING THE COMPANY'S BUSINESS PLANS, INCLUDING STATEMENTS REGARDING COMPLETED DIVESTITURES, ACQUISITIONS AND INVESTMENTS, COST SYNERGIES AND EFFICIENCY SAVINGS, OBJECTIVES, FUTURE ORDERS, REVENUES, MARGINS, EARNINGS OR PERFORMANCE, LIQUIDITY AND CASH FLOW, CAPITAL EXPENDITURES, SUPPLY CHAIN CHALLENGES, BUSINESS TRENDS, CLEAN ENERGY MARKET OPPORTUNITIES INCLUDING ADDRESSABLE MARKETS, GOVERNMENTAL INITIATIVES, INCLUDING EXECUTIVE ORDERS AND OTHER INFORMATION THAT IS NOT HISTORICAL IN NATURE. FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY TERMINOLOGY SUCH AS "MAY," "WILL," "SHOULD," "COULD," "EXPECTS," "ANTICIPATES," "BELIEVES," "PROJECTS," "FORECASTS," "OUTLOOK," "GUIDANCE," "CONTINUE," "TARGET," OR THE NEGATIVE OF SUCH TERMS OR COMPARABLE TERMINOLOGY.

FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESENTATION OR IN OTHER STATEMENTS MADE BY THE COMPANY ARE MADE BASED ON MANAGEMENT'S EXPECTATIONS AND BELIEFS CONCERNING FUTURE EVENTS IMPACTING THE COMPANY AND ARE SUBJECT TO UNCERTAINTIES AND FACTORS RELATING TO THE COMPANY'S OPERATIONS AND BUSINESS ENVIRONMENT, ALL OF WHICH ARE DIFFICULT TO PREDICT AND MANY OF WHICH ARE BEYOND THE COMPANY'S CONTROL, THAT COULD CAUSE THE COMPANY'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE MATTERS EXPRESSED OR IMPLIED BY FORWARD-LOOKING STATEMENTS. FACTORS THAT COULD CAUSE THE COMPANY'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS INCLUDE: THE COMPANY'S ABILITY TO SUCCESSFULLY INTEGRATE RECENT ACQUISITIONS AND ACHIEVE THE ANTICIPATED REVENUE, EARNINGS, ACCRETION AND OTHER BENEFITS FROM THESE ACQUISITIONS; SLOWER THAN ANTICIPATED GROWTH AND MARKET ACCEPTANCE OF NEW CLEAN ENERGY PRODUCT OFFERINGS; INABILITY TO ACHIEVE EXPECTED PRICE INCREASES OR CONTINUED SUPPLY CHAIN CHALLENGES INCLUDING VOLATILITY IN RAW MATERIALS COST AND SUPPLY; RISKS RELATING TO THE OUTBREAK AND CONTINUED UNCERTAINTY ASSOCIATED WITH THE CORONAVIRUS (COVID-19) AND THE OTHER FACTORS DISCUSSED IN ITEM 1A (RISK FACTORS) IN THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-K AND QUARTERLY REPORTS ON FORM 10-Q FILED WITH THE SEC, WHICH SHOULD BE REVIEWED CAREFULLY. THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENT.

THIS PRESENTATION CONTAINS THIRD QUARTER AND YEAR-TO-DATE NON-GAAP FINANCIAL INFORMATION, INCLUDING ADJUSTED BASIC AND DILUTED EPS, ADJUSTED FREE CASH FLOW, ADJUSTED GROSS MARGIN AND ADJUSTED SG&A. FOR ADDITIONAL INFORMATION REGARDING THE COMPANY'S USE OF NON-GAAP FINANCIAL INFORMATION, AS WELL AS RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES TO THE MOST DIRECTLY COMPARABLE FINANCIAL MEASURES CALCULATED AND PRESENTED IN ACCORDANCE WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES ("GAAP"), PLEASE SEE THE RECONCILIATION SLIDES TITLED "THIRD QUARTER AND YTD 2021 EARNINGS PER SHARE" AND "THIRD QUARTER AND YTD 2021 FREE CASH FLOW" INCLUDED IN, OR IN THE APPENDIX AT THE END OF, THIS PRESENTATION. PLEASE SEE THE RECONCILIATION TABLE AT THE END OF THE ACCOMPANYING EARNINGS RELEASE FOR THE "ADJUSTED GROSS PROFIT" AND "ADJUSTED SG&A" RECONCILIATIONS. WITH RESPECT TO THE COMPANY'S 2021 AND 2022 FULL YEAR EARNINGS OUTLOOK, THE COMPANY IS NOT ABLE TO PROVIDE A RECONCILIATION OF THE ADJUSTED EARNINGS PER DILUTED SHARE, BECAUSE CERTAIN ITEMS MAY HAVE NOT YET OCCURRED OR ARE OUT OF THE COMPANY'S CONTROL AND/OR CANNOT BE REASONABLY PREDICTED.

CHART INDUSTRIES, INC. IS A LEADING INDEPENDENT GLOBAL MANUFACTURER OF HIGHLY ENGINEERED EQUIPMENT SERVICING MULTIPLE APPLICATIONS IN THE ENERGY AND INDUSTRIAL GAS MARKETS. OUR UNIQUE PRODUCT PORTFOLIO IS USED IN EVERY PHASE OF THE LIQUID GAS SUPPLY CHAIN, INCLUDING UPFRONT ENGINEERING, SERVICE AND REPAIR. BEING AT THE FOREFRONT OF THE CLEAN ENERGY TRANSITION, CHART IS A LEADING PROVIDER OF TECHNOLOGY, EQUIPMENT AND SERVICES RELATED TO LIQUEFIED NATURAL GAS, HYDROGEN, BIOGAS AND CO2 CAPTURE AMONGST OTHER APPLICATIONS. WE ARE COMMITTED TO EXCELLENCE IN ENVIRONMENTAL, SOCIAL AND CORPORATE GOVERNANCE (ESG) ISSUES BOTH FOR OUR COMPANY AS WELL AS OUR CUSTOMERS. WITH OVER 25 GLOBAL LOCATIONS FROM THE UNITED STATES TO ASIA, AUSTRALIA, INDIA, EUROPE AND SOUTH AMERICA, WE MAINTAIN ACCOUNTABILITY AND TRANSPARENCY TO OUR TEAM MEMBERS, SUPPLIERS, CUSTOMERS AND COMMUNITIES. TO LEARN MORE, VISIT WWW.CHARTINDUSTRIES.COM.

© 2021 Chart Industries, Inc. Confidential and Proprietary | 2

2022 and 2021 Outlooks 3

4 Consistent Quarterly Order Levels $350M+ Our new “normal” as compared to prior years 4 Year* $M Average Orders Per Qtr (ex BigLNG) 2016 $177 2017 215 2018 265 2019 296 2020 302 2021 YTD 405 2021 YTD ex last 12 months acquisitions 347 *all years normalized to exclude divested businesses **HTS new orders booked in Q3 2021 were $54.5 million; net orders are shown as first number, as this is net of a negative change order received within the quarter $M Q3 2021 Q3 2020 % Change Specialty $131 $63 107% CTS 133 99 35% HTS** 41 / 54 44 (7%) / +23% RSL 53 58 (9%) Chart Total 350 263 33% $M Q3 ’21 YTD Q3 ’20 YTD % Change Specialty $466 $185 152% CTS 438 286 54% HTS 195 / 209 191 2% / 9% RSL 135 142 (5%) Chart Total 1,215 793 53%

Q3 2021 Challenges & Actions (1/2)

#	Challenge	Specific Impact Examples	Actions Taken	Risk Level Continuing?

1	Material Cost	• Increases in key raw material costs since 6/30/2021
		  • Aluminum +18%
		  • Carbon steel +24%
		  • Stainless steel +12%
		• YTD increases in key raw material costs (since 1/1/2021):
		  • Aluminum +40%
		  • Carbon steel +65%
		  • Stainless steel +33%
			• Price increases in effect July 1, 2021; specific EMEA IG price increases 8/1/2021
			• Surcharges on new orders (9/1/21 fwd)
			• Secured stock, locked in price earlier in year
			• Organic cost out actions in operations
			• Standard T&C's updated allowing cost change based on metal market change for quotes
			• Outstanding project bids updated with current costs for validity
			• Additional price increase effective 10/20/2021
				Expecting to continually monitor and react to this through Q2 2022:
				• Regionally dependent
				• Material specific

2	Supply Chain Disruption	• Trucks, drivers, materials, components are not available • Long lead times • Surge in ports congestion Worldwide shortage of shipping containers & increased costs for ocean freight (container cost +34% from end of Q2 2021 to end of Q3 2021)	• Eliminated program of free freight on volume shipments • Established alternative and localized suppliers • Where able, locking in access to material through 1H 2022 • Securing safety stock	Mixed, some specific improvements, some continuance; optionality around localization of manufacturing and supply
3	Force Majeure on Delivery of Gas to Industrial Customer Facilities	• Force Majeure issued for manufacturing customers (non-oxygen critical customers) from August 11th until October 7th • Reduced weekly allocations of gas by 80% in some cases, resulting in production shutdowns	• In-house trailering of gas for production in Southeast USA • Hired certified driver and trucked our own gas to keep shops running (minimal disruption, but additional cost)	Force Majeure ended 10/7/2021

5

Q3 2021 Challenges & Actions (2/2)

#	Challenge	Specific Impact Examples	Actions Taken	Risk Level Continuing?
4	Labor Availability & Cost including COVID-19 resurgence	• From August 1 to September 30, average of 3.7% of production workforce in U.S. shops was out with COVID by week • September 2021 was our second highest month of cases since beginning of COVID • Hired 372 people in Q3 2021 • More incentives put in place to attract talent; increase in wages YTD 2021 for welders	• Contract labor and multiple shifts • Leveraging flexible manufacturing • Welders / machinists temporarily reassigned to other facility locations (which can drive inefficiencies) • Internal Chart welding school • Outsource specific steps in process	Labor Needs Substantially Addressed
5	Weather Impacts	• China typhoons disrupted shipping (end of July 2021) / flooding has constrained coal mines, in turn further impacting supply chain • U.S Hurricane Ida added further supply chain, labor, part availability and customer receipt challenges	• Capacity/ flex manufacturing • More than one Chart location that can make each product • Self-site repairs	Improved
6	China	• New government enforcement of energy controls by region began September 16, 2021 • China's Ningbo Port shut for 2 weeks in August 2021	• Currently, our China operations will have power supply as either "five normal, two restricted" or "four normal, three restricted" which allows us to hit our Q4 forecast if that remains in place • Alternating when shifts are complete and remote work for office	Ongoing, with mitigation steps in place

© 2021 Chart Industries, Inc. Confidential and Proprietary
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Structural Pricing Actions Will Yield Margin Improvement When Macro Challenges Dissipate

1/1/2021 – 6/30/2021

Increase in Material Costs from 1/1/2021 to 6/30/2021:
- Aluminum +22%
- Carbon steel +41%
- Stainless steel +21%

Price Changes:
- Q1 2021: IG Majors pricing mechanism is adjusted quarterly or semi-annually
- Tiered distributor pricing for IG independents in place

7/31/2021 – 8/31/2021 – 9/30/2021

Increase in Material Costs from 6/30/2021 to 9/30/2021:
- Aluminum +18%
- Carbon steel +24%
- Stainless steel +12%

Price Changes:
- July 1, 2021: Global IG LTA and standard price increases (PERMANENT)
- August 1, 2021: Key IG EMEA Customers price increases (PERMANENT)
- September 1, 2021: Surcharge on non-LTA or projects with material cost updates (TEMPORARY)
- Throughout Q3: Project bids updated for material cost changes with shorter bid validity (PERMANENT)

10/31/2021 – 12/31/2021

Price Changes:
- October 2021: Additional price increase into effect for all new orders (TEMP AND PERMANENT, depending on product)
- Implemented rolling IG major LTA mechanism more frequently (TEMPORARY)
- Specific additional material passthrough of existing orders in backlog (working with customers - TEMP)

1H 2022

Cost & Availability
- Anticipate main material categories costs tempering in 1H 2022
- Expect port and freight challenges to mitigate in Q2 2022

Price Changes:
- January 2022: Rolling IG Major price updates

© 2021 Chart Industries, Inc. Confidential and Proprietary
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© 2021 Chart Industries, Inc. Confidential and Proprietary 8 Q3 2021 Structural Organic Cost & Capacity Actions Restructuring Cost Outs Capacity Actions to Support Shorter Lead Times & On-Time Delivery • Completed Actions • Tulsa ACHX consolidation to Beasley, TX • Move of vacuum insulated pipe and sub- assemblies from New Prague, MN to Tulsa, OK (completed and Q4 2021 benefit expected) • Position eliminations / further removal of extra org layers • Underway • Houston,TX Repair & Service site consolidation to Beasley, TX (Began Sept 2021, completion Q1 2022) • Perma 5500 line move from New Prague to Theodore (Complete in Q1 2022) • Consolidation of vacuum insulated pipe (VIP) production for EMEA market into Lery, France facility (Completion expected Q2 2022) • Position eliminations • Completed Actions • Expand capacity at Teddy Trailer & Manufacturing bulk tanks at Teddy location • Total capex $6 million ($3.5 in 2022) • Bring specific Chart product on hand to L.A. Turbine Valencia, CA location (Capex = immaterial) • Production of 40‘ ISO containers in Sri City • LNG systems in Ornago, Italy • Expansion of service / refurb capability in Italy • Underway • Tulsa flex manufacturing facility including 98” BAHX line • Capex $18 million ($13 million in 2022) • Startup activities at Richburg, SC repair & service • Capex $8 million (complete in 2021)

© 2021 Chart Industries, Inc. Confidential and Proprietary 9 Third Quarter 2021 Summary (1) Q3 2020 included $26 million respectively Venture Global’s Calcasieu Pass project; when excluding BigLNG, the second figures are the change from Q3 2020 to Q3 2021. Adjusted gross margin and Adjusted SG&A are non-GAAP measures. Please see reconciliation tables at end of accompanying earnings release for a reconciliation to the relevant GAAP measure $ millions, except % Q3 2021 Q2 2021 Q3 2020 Consolidated Orders 350.2 447.9 262.7 % Change -22% 33% Backlog 1102.2 1083.9 684.9 % Change 2% 61% Sales 328.3 322.0 273.2 % Change (1) 2% 20% / 33% Reported GM % 22.8% 25.8% / 24.9% 28.8% / 24.1% Change (1) (300) bps / (210) bps (600) bps / (130) bps Adjusted GM% 26.5% 29.0% / 28.1% 29.8% / 25.1% % Change (1) (250) bps / (160) bps (330) bps / 140 bps SG&A $51.1 $48.0 $41.1 % of Sales 16% 15% 15% Adjusted SG&A $48.6 $45.2 $38.1 % of Sales 15% 14% 14%

Third Quarter and YTD 2021 Earnings Per Share

CHART Cooler By Design.®

$ millions, except per share amounts Continuing Operations	Third Quarter			Year-To-Date, September 30th		
	2021	2020	Change v. PY	2021	2020	Change v. PY
Net income from continuing operations	$14.9	$15.6	($0.7)	$47.0	$31.4	$15.6
Reported Basic EPS	$0.42	$0.44	($0.02)	$1.32	$0.89	$0.43
1 Restructuring & transaction-related costs (1)	0.29	0.17	0.12	0.71	0.54	0.17
2 Other one-time items (2)	0.16	0.05	0.11	0.29	0.01	0.28
3 Tax effects (3)	(0.06)	(0.02)	(0.04)	(0.18)	(0.10)	(0.08)
Adjusted Basic EPS (5)	0.81	0.64	0.17	$2.14	$1.34	$0.80
4 Investment equities mark-to-market (4)	(0.32)	(0.01)	(0.31)	(0.06)	0.12	(0.18)
5 Tax effect (3)	0.06	-	0.06	0.01	(0.02)	0.03
Adjusted Basic EPS, excluding equity investments (5)	0.55	0.63	(0.08)	$2.09	$1.44	0.65

(1) On a basic earnings per share basis: Restructuring costs of $0.02, $0.01 and $0.05 in Q1, Q2 & Q3 2021 respectively; Acquisition and divestiture related costs of $0.04, $0.06 and $0.07 Q1, Q2 & Q3 2021 respectively; acquisition earnout of $0.02, $0.03 in Q1 and Q2 2021 respectively; integration and other rightsizing costs of $0.02, $0.03 and $0.03 Q1, Q2 & Q3 2021 respectively; facility relocation costs of $0.01, $0.17 and $0.14 in Q1, Q2 & Q3 2021 respectively

(2) On a basic earnings per share basis: Specific excess one-time labor costs (not ongoing) and one-time COVID cleaning related costs of $0.03 and $0.01 in Q1 and Q3 2020 respectively and $0.13 in Q3 2021; Commercial and legal settlements of $0.02 and $0.03 in Q1 and Q3 2020 respectively and $0.02 , $0.05 and $0.01 in Q1, Q2 and Q3 2021 respectively, gain on sale of a building in China of ($0.07) in Q2 2020, and new facility startup costs of $0.02, $0.04 and $0.02 in Q1, Q2 and Q3 2021 respectively.

(3) Tax effect reflects adjustment at normalized periodic rates.

(4) Stabilis investment mark-to-market investment in 2020; Stabilis, McPhy and HTEC investments mark-to-market in 2021, tax affected at normalized periodic rates.

(5) Adjusted Basic EPS (a non-GAAP measure) is as reported on a historical basis.

© 2021 Chart Industries, Inc. Confidential and Proprietary
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Q3 (Actual) and Q4 (Fcst) 2021 Sales By Quarter © 2021 Chart Industries, Inc. Confidential and Proprietary 11 # $ Millions Q3 2021 Q4 2021 1 Q3 / Q4 GTLS Prior Forecast to Low End of Range $340.0 $430.0 2 Revenue EMEA shift to Q4 (customer readiness to pickup) (5.0) 5.0 3 Revenue China shift to Q4 (containers) (0.5) 0.5 4 HLNG vehicle tanks shipped but containers stuck at the port (4.0) 4.0 5 RSL: components to complete equipment delayed (three shipments) (2.5) 2.5 6 Amount of revenue recognition for NFE Fast in 2021 (shift to 2022) (12.0) 7 Timing of revenue recognition for Helium liquefier in 2021 (shift to 2022) (15.0) 8 *Timing of Specific HTS Projects in Backlog and Notices to Proceed (35.0) 9 Contingency (10.0) 10 Q3 2021 Actual / Q4 2021 Low end guidance range 328.0 370.0 We do not intend to provide quarterly guidance going forward as a matter of standard practice. *Minor changes to the language in this row were made subsequent to the initial release earlier today.

Full Year 2021 Guidance 12© 2021 Chart Industries, Inc. Confidential and Proprietary Current Guidance Revenue $1.31 to $1.33B Non-Diluted Adjusted EPS $2.75 to $3.10 Assumes 19.5% ETR and 35.5M shares outstanding Capital Expenditures $40M to $45M (YTD 9/30/21 spend of $36.4M) • Existing backlog to ship in Q4 supports full Q4 2021 revenue outlook without normal need for book and ship within the quarter [contingency built into sales guidance given macro challenges] • Sales forecast change from prior guidance is driven in its entirety by project specific sales timing shifts into 2022 (not lost revenue, timing of revenue) • Adjusted non-diluted earnings per share of $2.75 to $3.10 given the uncertain materials and pricing environment. We expect the third quarter of 2021 was the bottom of the negative margin impact, and we anticipate subsequent quarters (including the fourth quarter 2021) to be meaningfully improved, driven by: • Specific projects with margin visibility that will have material revenue recognized in the fourth quarter 2021 • Pricing and surcharges impact timing • Higher volumes to assist in labor absorption We do not intend to provide quarterly guidance going forward as a matter of standard practice.

Full Year 2022 Outlook, Excluding BigLNG

CHART
Cooler By Design.

#	Revenue Build for 2022, Excluding Big LNG	$M
1	Current Backlog for 2022 Shipments, net of eliminations	$570
2	Anticipated Q4 2021 orders that will ship in 2022	325-350
3	Book & ship within same year (estimate based on our existing commercial pipeline with 40% probability expected to close between now and 6/30/2022 at 40% to 50% win rate)	625-725
4	Eagle Jacksonville ssLNG (LOI in hand, order not booked until Notice to Proceed/FID)	15-20
5	NEC ssLNG (LOI in hand, order not booked until Notice to Proceed/FID)	15-20
6	NFE FastLNG#2 (not yet booked, total value ~$44M)	10-20
7	Subset of the 25 hydrogen liquefaction projects currently being quoted for 2022 (assume 3-5 wins, with small 2H 2022 revenue impact)	50
8	Full year of Richburg SC Repair Location and FY of L.A. Turbine, AdEdge	80-90
9	2022 Estimate, excluding any Big LNG (rounded)	1,700-1,850

Segment backlog $M	Q4 '21	1H '22	2H '22
HTS	$68	$83	$30
CTS	129	159	54
RSL	28	20	6
Specialty	115	143	104
Chart*	340	405	194

*2022 includes intercompany eliminations in backlog of ~$30 million

Revenue
$1.7 billion to $1.85 billion
Excluding any Big LNG revenue

Non-Diluted Adjusted EPS
$5.25 to $6.50
Assumes 19% ETR and 35.5M shares outstanding

Capital Expenditures
$40M to $50M
($30M of maintenance; $10-$20M of capacity and productivity)

© 2021 Chart Industries, Inc. Confidential and Proprietary
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Macro Tailwinds and Full Solution Portfolio Support 2022 and Next Decade Growth 14

Multiple Macro Tailwinds This Decade

Q3 2021 Activity Examples

Societal Focus on Sustainability; "Nexus of Clean"

- Harvard University is ending its investments in fossil fuels
- California State Teachers' Retirement System (CalSTRS) approved a framework for its path to a net zero investment portfolio
- Net Zero Asset Managers Initiative adds 41 new investors, representing an incremental $7t in AUM. Total assets under management for the group has reached $43t total

Public Sector / Government Support

- Eight states have enacted a 100% clean energy law
- British government launched a strategy to meet its goal of 5GW of low carbon hydrogen production by 2030
- The Australian government committed $180 million in grants to support the development of carbon capture, use, and storage (CCUS) projects
- Australia's National Science Agency launched a Hydrogen Industry Mission with plans to invest $53M across ~100 projects over the next 5 years

Energy Consistency & Availability Driving Natural Gas & Oil Recovery

- Nations are more leaning to natural gas as a consistent power & energy source amid efforts to quit coal
- California approved plans to add multiple natural gas-fired power plants to address some of the intermittency issues with renewable power
- Texas governor has ordered the Public Utility Commission of Texas to overhaul the state's electric grid in a bid to encourage the construction and maintenance of coal, gas and nuclear plants while imposing reliability costs on renewable power sources

© 2021 Chart Industries, Inc. Confidential and Proprietary
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Full Solutions Platforms Across the Nexus of Clean

Clean End Market	Solution	GTLS Process Technologies (Owned in Full)	GTLS Process Technologies Through Minority Ownership	GTLS Equipment	
Clean Power	• Hydrogen • Helium • LNG • Biogas	Cryo Technologies CHART Cooler By Design.	TRANSFORM MATERIALS McPhy	• BAHX • ACHX • Bulk & Microbulk • Fans • Transports	• Valves / Vaporizers • Expanders • Liquefiers • Cold Boxes
Clean Water	• Water& Wastewater Treatment • Desalination	BlueInGreen solutions for water quality AdEdge water technologies		• Bulk tanks • Dissolution equipment	• Vaporizers • Cryo-lease
Clean Food, Beverages & Agriculture	• Small-Scale Carbon Capture • Clean Beverages		Earthly Labs	• Microbulk tanks • Dosers • Vaporizers	• Transports
Clean Industrials	• Post Combustion Carbon Capture • Hydrogen/He	SES INNOVATION A Chart Industries Company	Svante TRANSFORM MATERIALS	• Heat exchangers • Storage tanks • Vaporizers • VIP/VJP	• Transports • Liquefiers • Cold Boxes • Expanders

16

Acquisition Order Activity Supports 2022 Growth

Past 12 Months' Acquisition Impacts

Company Name	Market	Date Closed	Purchase Price ($ Millions)
Worthington Cryo Trailers	Hydrogen/IG	10/15/2020	$10
BlueInGreen	Water	11/3/2020	$20
SES	CCUS	12/23/2020	$20
Cryo Technologies	Hydrogen/Helium	2/16/2021	$55
L.A. Turbine	Clean Energy/IG	7/1/2021	$80
AdEdge	Water	9/1/2021	$40

$105 million of total pre-Q3 2021 purchase prices for GTLS acquisitions

Resulting in $175 million of synergy orders booked to date related to these four acquisitions (in less than 12 months!)

Other Meaningful Synergies Resulting from the Above:

- Hydrogen Trailer design for Korea and less heat leak through combined designs
- Commercially introducing LH2 pump in Q4 2021 with components from L.A. Turbine
- Cryo Technologies brought Chart customers a tritium separation system offering
- Leveraging L.A. Turbine expanders into Chart's heavy hydrocarbon removal system
- AdEdge posted its best month of orders of 2021 in September, our first month of ownership
- Treatment-as-a-service (TaaS) water treatment for industrial applications grew by 62% since BlueInGreen acquisition
- Numerous cost synergies from in-house production, back office, sourcing volumes

© 2021 Chart Industries, Inc. Confidential and Proprietary
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© 2021 Chart Industries, Inc. Confidential and Proprietary 18 Hydrogen Activity++ H2 Orders $M Q1 2020 $4.2 Q2 2020 1.2 Q3 2020 9.2 Q4 2020 23.5 Q1 2021 71.2 Q2 2021 81.9 Q3 2021 43.6 • Q3 2021 Hydrogen orders of $43.6 million brings YTD H2 orders to $196.7 million • Received first full liquid hydrogen fueling station order from FirstElement • Booked a $9.7 million liquid hydrogen storage tank order in China • Organic product development is furthering commercial interest in our H2 offering • Introduced commercially available liquid hydrogen onboard vehicle tank (LH2 onboard tank) in August 2021 • Liquid hydrogen pump expected to be available to market this quarter (Q4 2021) • Continued building our ecosystem of partners and offering • Anchor investor in the FiveT Hydrogen Fund which combined with Ardian, resulting in the world’s largest hydrogen fund, including other investors AirLiquide, TotalEnergies, VINCI Concessions and Plug Power • Added L.A. Turbine specialty expanders to our portfolio via acquisition (July 1, 2021) supporting specialty expanders for hydrogen liquefaction as well as components for the liquid hydrogen pump • Delivering NOW! • Shipped 7 hydrogen trailers in the month of September, 17 hydrogen trailers shipped YTD (prior full year H2 trailer shipment record was 9) • Record GTLS hydrogen sales, gross profit and operating profit in Q3 2021

Carbon Capture: Meaningful Commercial Progress

Our Technology & Technology Partner	MOUs announced in Q3 2021
SES Innovation – A Chart Industries Company Chart acquired SES in December 2020	FLSmidth
Svante Chart completed minority investment in Svante in February 2021	TECO 2030
	ionada

- Currently working with 166 customers and potential customers on carbon capture projects and potential projects
- SES Cryogenic Carbon Capture (CCC) technology was recognized by researchers **at Massachusetts Institute of Technology ("MIT") and Exxon as the most** competitive CCUS solution:
  - The study determined that the cost to produce cement and capture CO_2 using our CCC technology is 24% higher than producing cement with no CO_2 capture (not accounting for any value for the CO_2 being captured).
  - This is compared to other capture technologies that range from a 38% increase to a 134% increase in the cost of producing cement and capturing CO_2 vs producing cement with no CO_2 capture.
- Received two awards in Q3 2021 for paid engineering studies
  - A large publicly traded industrial manufacturing company producing materials for the heavy construction industry (would be a U.S. based project)
  - KAUST (Saudi Arabia)
- U.S. Department of Energy award for funding of an engineering-scale Cryogenic Carbon Capture™ (CCC) process at the Eagle Materials/Central Plains Cement Sugar Creek Cement Plant in Sugar Creek, Missouri.
  - DOE Funding: $4,999,875; Non-DOE Funding: $10,547,611; Total Value: $15,547,486

© 2021 Chart Industries, Inc. Confidential and Proprietary
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20 Bullish on 1H 2022 LNG FIDs & NTPs # Big or ssLNG? Project Operator Size Potential Chart Content $M Expected Timing of possible orders 1 ssLNG NEC Liberty 250k gpd $20+ Q4 2021 2 ssLNG Jacksonville, FL Eagle LNG 500 gpd 30+ 1H 2022 3 Big LNG Plaquemines Phase 1 Venture Global Phase 1 10 MTPA 135 1H 2022 4 Big LNG Driftwood Phase 1 Tellurian Phase 1 11 MTPA 350 1H 2022 5 Big LNG Corpus Christi Stage Three Cheniere 10.4 MTPA 375 2022 6 ssLNG Confidential EMEA Confidential 1 MTPA 30 Q1 2022 7 ssLNG Confidential Africa Confidential 1.5 MTPA 27 Q1 2022 8 ssLNG S. Africa Confidential He/LNG liquefiers 35 Q1 2022 9 ssLNG S. Africa Regas Confidential 4800m3 LNG import to FSRU Barge Complex 125 Q1 2022 10 ssLNG Biogas Liquefiers EMEA Gasum 3 biogas liquefiers 14 Q2 2022 11 ssLNG Replacement LNG Confidential US 75 gpd 9 Q2 2022 12 ssLNG Fast2 NFE 1 MTPA 30+ 1H 2022 TOTAL 1H 2022 ~1,200

Continuing on our ESG Journey with a Balance Sheet Connection 21

Closed on $1 Billion Sustainability-Linked Revolving Credit Facility (October 18, 2021) 0 100 200 300 400 500 600 700 800 2024 2025 2026 Converts $1B Rev $500M Rev/TL 550 90 350 27 83 0 100 200 300 400 500 600 Revolver € Borrowings$ Borrowings LCs Capacity 1,000 90 453 27 430 - 200 400 600 800 1,000 1,200 Revolver € Borrowings $ Borrowings LCs Capacity M a t u r i t y P o s t - R e f i C a p a c i t y P r e - R e f i C a p a c i t y P o s t - R e f i • Separates maturity of Converts and Rev/TL • Increases borrowing capacity on revolver to $430M • Eliminates 50bps floor on USD borrowings saving ~$2.3M annually at current borrowing levels • Takes out cash hoarding provision from COVID-related restrictions • Caps drawn pricing 225bps vs 250bps should we go over 3x leverage (saving more than $2M annually at those levels) • Increases leverage cap to 4.0x vs 3.5x increasing capacity by $122M on an EBITDA basis (September 30, 2021 net leverage ratio 2.99) • Sustainability linked offering 5bps drawn and 1bps undrawn discount to borrowing rate should we meet GHG Intensity target of 5% decrease over 5 years (saving $226k annually if goals are met; measured annually) • Committed at 150% of targeted $1B by 100% of existing bank group Highl ights M a t u r i t y P r e - R e f i 0 100 200 300 400 500 600 700 800 2024 2025 2026 Converts $500M Rev/TL 22

2020-2021 ESG Recognition

Women on Boards Recognition for having at least 20% women directors

ExxonMobil Power Play Awards Winner "Rainmaker Award' – Jill Evanko

World LNG Awards Finalist Outstanding Contribution to Energy Transition

Gastech Awards Winner Emissions Reduction Champion – Organization of the Year

Gastech Awards Finalist Organization Championing Diversity & Inclusion

S&P Global Platts Global Energy Awards Finalist Corporate Social Responsibility Award

S&P Global Platts Global Energy Winner: Announced 12/9/2021

50/50 WOMEN ON BOARDS

Power Play AWARDS

21st World LNG Summit & Awards

Gastech Awards 2021

S&P Global Platts

2020

2021

CHART®

Cooler By Design.®

ESG Awards & Recognitions 2020-2021

© 2021 Chart Industries, Inc. Confidential and Proprietary | 23

Appendix 24

Chart's Strategic Acquisitions and Investments

CHART
Cooler By Design.

2018 / 2019



2018:
Completes BAHX capacity expansion in La Crosse, WI

SCI Skaff Cryogenics, Inc.

2018:
Acquires Skaff Cryogenics

VRV

2018:
Acquires VRV

CAIRE

2018:
Divestiture of oxygen concentrator business

HARSCO Industrial Air-X-Changers

2019:
Acquisition of Air-X-Changers

2020

cryoport — Divestiture of cryobio product line to Cryoport for $320M cash

FIRSTELEMENT FUEL — Development Agreement for LH2 automotive

PLUG POWER — Completed master supply agreement

McPhy — 30M Euro investment with commercial MOU

WORTHINGTON INDUSTRIES — Acquisition of cryogenic and H2 trailer business and former microbulk business

BlueInGreen — Acquisition of water treatment business

HTEC — Investment in Canadian H2 integrator

SES INNOVATION — Acquisition of SES, carbon capture technology

2021

Svante — $15M Investment and commercial MOU Completed Feb 2, 2021

BALLARD — Joint development MOU February 10, 2021

Acquisition of Cryo Technologies for $55 million cash (Feb 16, 2021)

TRANSFORM MATERIALS — Investment of $25 million for 5% ownership and commercial MOU (March 31, 2021)

FiveTHydrogen — Intend to be Cornerstone, early investor in forthcoming Five T Hydrogen Fund (50 million Euro investment over coming years)

ABB — Commercial and development MOU (no investment) for control systems and instrumentation in our modular solutions

CRYOMOTIVE — Minority investment of 6.5M euros and commercial agreement (May 19, 2021)

Earthly Labs — Minority investment of $5 million for 15% ownership and commercial MOU (June 3, 2021)

L.A.Turbine — Acquisition of L.A. Turbine for $80 million cash (July 1, 2021)

AdEdge — Acquisition of AdEdge for $40 million cash (August 27, 2021)

© 2021 Chart Industries, Inc. Confidential and Proprietary 25

Specialty Near-Term & 2030 Addressable Markets

#	Specialty Area	Near-Term TAM ($M)	2030 TAM ($M)	Source of GTLS TAM in 2030
1	Hydrogen & Helium	$2,950	$24,000	• Per new Hydrogen Council report on increasing investment rate and our current market share applied
2	Carbon Capture	850	5,600	• Assumes 30 small commercial 200tpd systems, 30 large industrial systems 2000tpd, 10 large utility systems, small-scale CICI® and utilization/DAC
3	Over-the-Road Trucking	750	2,000	• Based on HLNG adoption for OTR trucking at 10% in India and Europe, 1% Japan and 0.1% in U.S. + associated fueling stations • This TAM equates to 46,100 LNG trucks
4	Water	1,000	5,000	• Penetration in and growth in odor control (10%), disinfection (12%), pH adjustment (25%) and aeration (15%), PFAS/PFOS (++)
5	Food & Beverage	500	1,000	• European adoption, replacement systems due to age, increased conversion to microbulk CO2 + market growth = 11% CAGR
6	Cannabis	250	550	• Federal legalization & FDA approvals for CBD in F&B • Assumes a 15.8% CAGR in this period in growhouses, extraction and packaging
7	Space	200	400	• Increased space exploration (both government and private sector) • Ease of access to broader population for space exploration
8	Lasers	200	400	• Increased industrial applications globally
9	Molecules By Rail	200	250	• Limited expansion of the molecules by rail market with the exception of hydrogen expectations which would be included in the H2/He
10	CHART TOTAL	$6,900	$39,200	

© 2021 Chart Industries, Inc. Confidential and Proprietary
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© 2021 Chart Industries, Inc. Confidential and Proprietary 27 First of a Kinds (FOAKs) in Q3: 20 H2 & Space Food & Beverage CCUS FEED study for large, industrial manufacturer specializing in the heavy construction industry Q3 and YTD 2021 FOAKs and New Customers Water Over the Road Cannabis New Customers in Q3: 65 First of a Kinds (FOAKs) YTD: 57 New Customers YTD: 303 CO2 pH adjustment Water treatment projects with three cities in Midwest and Northeastern states

Third Quarter and YTD 2021 Segment Information

CHART
Cooler By Design.®

$ millions		Q3 2021	Q2 2021	Q3 2020	YTD 2021	YTD 2020
Cryo Tank Solutions	Sales	$112	$98	$102	$314	$305
	% Change		+15%	+10%		+3%
	Gross Margin	20.1%	23.7%	25.1%	22.6%	24.7%
	% Change		-360 bps	-500 bps		-210 bps
	Adj Gross Margin	22.9%	25.9%	25.1%	24.3%	24.8%
	% Change		-300 bps	-220 bps		-50 bps
Heat Transfer Systems	Sales	$56	$65	$81	$191	$291
	% Change		-13%	-30%		-34%
	Gross Margin	3.9%	17.2%	26.4%	15.3%	25.5%
	% Change		-1330 bps	-2250 bps		-1020 bps
	Adj Gross Margin	8.0%	25.9%	28.0%	20.2%	27.0%
	% Change		-1790 bps	-2000 bps		-680 bps
Specialty Products	Sales	$117	$107	$56	$301	$158
	% Change		+9%	+109%		+91%
	Gross Margin	34.8%	34.4%	36.6%	35.1%	36.7%
	% Change		40 bps	-180 bps		-160 bps
	Adj Gross Margin	37.1%	36.0%	38.2%	36.8%	38.0%
	% Change		110 bps	-110 bps		-120 bps
Repair, Service & Leasing	Sales	$46	$55	$37	$142	$117
	% Change		-15%	+27%		+21%
	Gross Margin	20.3%	22.2%	30.7%	25.4%	31.3%
	% Change		-190 bps	-1040 bps		-590 bps
	Adj Gross Margin	28.7%	23.6%	32.1%	28.8%	32.7%
	% Change		510 bps	-340 bps		-390 bps
	Interest Income	$0.3	$0.1	-	$0.5	$0.1

(1) *Q3 2020 included $26 million respectively Venture Global's Calcasieu Pass project; when excluding BigLNG, the second figures* are the change from Q3 2020 to Q3 2021
Adjusted gross margin is not a measure of financial performance under U.S. GAAP and should not be considered an alternative gross margin in accordance with U.S. GAAP. Reconciliation to gross margin (U.S. GAAP) is provided in accompanying press release financial tables.

© 2021 Chart Industries, Inc. Confidential and Proprietary
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Third Quarter and YTD 2021 Free Cash Flow

CHART
Cooler By Design.

$ millions, except per share amounts Consolidated	Q3 2021	Q3 2020	Change v. PY	YTD 2021	YTD 2020	Change v. PY
Net income, adjusted (1)	$7	$18	($11)	$56	$65	($9)
Depreciation and amortization	20	19	1	60	67	(7)
Accounts receivable	(13)	10	(23)	(32)	28	(60)
Inventory	(30)	-	(30)	(95)	(29)	(66)
Unbilled contract revenues and other assets	(37)	(13)	(24)	(74)	-	(74)
Accounts payable and other liabilities	6	7	(1)	1	(15)	16
Customer advances and billings in excess of contract revenue	34	(9)	43	43	(3)	46
Net Cash Provided By Operating Activities	($13)	$32	($45)	($41)	$113	($154)
Capital expenditures	(10)	(6)	(4)	(37)	(27)	(10)
Free Cash Flow (2)	($23)	$26	($49)	($78)	$86	($164)
Divestiture related tax payments	-		-	21	-	21
Non-recurring costs	15	7	8	33	11	22
Add back inventory for strategic build (3)	36		36	79	-	79
Adjusted Free Cash Flow (2)	$28	$33	($71)	$55	$97	($42)

(1) *"Net income, adjusted" is not a measure of financial performance under U.S. GAAP and should not be considered as an alternative* to net income in accordance with U.S. GAAP. Reconciliation to Net Income (U.S. GAAP) is provided in accompanying press release financial tables.

(2) *"Free Cash Flow" and "Adjusted Free Cash Flow" are not measures of financial performance under U.S. GAAP and should not be* considered as an alternative to net cash provided by (used in) operating activities in accordance with U.S. GAAP. The Company believes this figure is of interest to investors and facilitates useful period-to period *comparisons of the Company's operating results.*

(3) Inventory for strategic build is based upon YTD safety stock and inflation estimates of 12% and 17% increases respectively (from December 2020)

© 2021 Chart Industries, Inc. Confidential and Proprietary
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